UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2004

Structured Asset Securities Corporation II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111598 (Commission File Number)	82-0569805 (IRS Employer Identification No.)
745 Seventh Avenue, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of LB-UBS Commercial Mortgage Trust 2004-C1, Commercial Mortgage Pass-Through Certificates, Series 2004-C1, which was made on September 17, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly Distribution Report, Pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 17, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION II, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 22, 2004
LB-UBS Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Administrator:
Kathryn Hawkinson 312.904.6561
kathryn.hawkinson@abnamro.com
Analyst:
Suzanne Severson 714.259.6226
Suzanne.Severson@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Loan Level Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 2-4

Page 10-14

Modified Loan Detail
Specially Serviced (Part I) - Loan Detail
Summary of Loan Maturity Extensions
Rating Information

Page 21-22
Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LUBS04C1
LUBS04C1_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
4-Feb-04
18-Feb-04
17-Jan-36
Parties to The Transaction
Depositor: Structured Asset Securities Corporation II
Underwriter: Lehman Brothers Inc./UBS Warburg
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.857681%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
LB-UBS Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
108
REMIC III
Statement Date:
ABN AMRO Acct: 721668.1
940.288691569
8.044930523
0.000000000
932.243761046
2.322513072
Fixed
0.00
0.00
0.000000000
2.96400000%
0.000000000
52108HYG3
A-1
153,000,000.00
143,864,169.81
1,230,874.37
0.00
142,633,295.44
355,344.50
1000.000000000
0.000000000
0.000000000
1000.000000000
3.020000000
Fixed
0.00
0.00
0.000000000
3.62400000%
0.000000000
52108HYH1
A-2
213,000,000.00
213,000,000.00
0.00
0.00
213,000,000.00
643,260.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.634166637
Fixed
0.00
0.00
0.000000000
4.36100000%
0.000000000
52108HYJ7
A-3
113,000,000.00
113,000,000.00
0.00
0.00
113,000,000.00
410,660.83
1000.000000000
0.000000000
0.000000000
1000.000000000
3.806666662
Fixed
0.00
0.00
0.000000000
4.56800000%
0.000000000
52108HYK4
A-4
751,262,000.00
751,262,000.00
0.00
0.00
751,262,000.00
2,859,804.01
1000.000000000
0.000000000
0.000000000
1000.000000000
4.008333467
4.810000000%
0.00
0.00
0.000000000
4.81000000%
0.000000000
52108HYL2
B
12,463,000.00
12,463,000.00
0.00
0.00
12,463,000.00
49,955.86
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333467
4.846000000%
0.00
0.00
0.000000000
4.84600000%
0.000000000
52108HYM0
C
12,463,000.00
12,463,000.00
0.00
0.00
12,463,000.00
50,329.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.120833177
4.945000000%
0.00
0.00
0.000000000
4.94500000%
0.000000000
52108HYN8
D
16,023,000.00
16,023,000.00
0.00
0.00
16,023,000.00
66,028.11
1000.000000000
0.000000000
0.000000000
1000.000000000
4.149166862
4.979000000%
0.00
0.00
0.000000000
4.97900000%
0.000000000
52108HYP3
E
21,365,000.00
21,365,000.00
0.00
0.00
21,365,000.00
88,646.95
1000.000000000
0.000000000
0.000000000
1000.000000000
4.165833266
4.999000000%
0.00
0.00
0.000000000
4.99900000%
0.000000000
52108HYQ1
F
12,463,000.00
12,463,000.00
0.00
0.00
12,463,000.00
51,918.78
1000.000000000
0.000000000
0.000000000
1000.000000000
4.230833266
5.077000000%
0.00
0.00
0.000000000
5.07700000%
0.000000000
52108HYR9/U51394GB1/52108HYS7
G
24,926,000.00
24,926,000.00
0.00
0.00
24,926,000.00
105,457.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.506615605
5.218967322%
0.00
0.00
0.000000000
5.40793854%
0.000000000
52108HYT5/U51394GC9/52108HYU2
H
19,584,000.00
19,584,000.00
0.00
0.00
19,584,000.00
88,257.56
1000.000000000
0.000000000
0.000000000
1000.000000000
4.589948750
5.318967322%
0.00
0.00
0.000000000
5.50793854%
0.000000000
52108HYV0/U51394GD7/52108HYW8
J
14,244,000.00
14,244,000.00
0.00
0.00
14,244,000.00
65,379.23
1000.000000000
0.000000000
0.000000000
1000.000000000
4.714948512
5.468967322%
0.00
0.00
0.000000000
5.65793854%
0.000000000
52108HYX6/U51394GE5/52108HYY4
K
16,023,000.00
16,023,000.00
0.00
0.00
16,023,000.00
75,547.62
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097500702
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HYZ1/U51394GF2/52108HZA5
L
7,122,000.00
7,122,000.00
0.00
0.00
7,122,000.00
29,182.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097500468
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HZB3/U51394GG0/52108HZC1
M
5,341,000.00
5,341,000.00
0.00
0.00
5,341,000.00
21,884.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097500702
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HZD9/U51394GH8/52108HZE7
N
3,561,000.00
3,561,000.00
0.00
0.00
3,561,000.00
14,591.20
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.857681%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
LB-UBS Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
108
REMIC III
Statement Date:
ABN AMRO Acct: 721668.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097500702
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HZF4/U51394GJ4/52108HZG2
P
7,122,000.00
7,122,000.00
0.00
0.00
7,122,000.00
29,182.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097500000
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HZH0/U51394GK1/52108HZJ6
Q
3,560,000.00
3,560,000.00
0.00
0.00
3,560,000.00
14,587.10
1000.000000000
0.000000000
0.000000000
1000.000000000
4.097501404
4.917000000%
0.00
0.00
0.000000000
4.91700000%
0.000000000
52108HZK3/U51394GL9/52108HZL1
S
1,781,000.00
1,781,000.00
0.00
0.00
1,781,000.00
7,297.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.013126798
4.917000000%
0.00
)
(1,352.00
)
(0.084373366
4.91700000%
0.000000000
52108HZM9/U51394GM7/52108HZN7
T
16,024,014.00
16,024,014.00
0.00
0.00
16,024,014.00
64,306.40
993.585861884
0.000000000
0.000000000
992.721682270
0.212176717
0.236618696%
0.00
0.00
0.000000000
0.25625572%
0.000000000
N
52108HZP2/U51394GN5/52108HZQ0
X-CL
1,424,327,014.00
1,415,191,183.81
0.00
0.00
1,413,960,309.44
302,209.03
1000.000000000
0.000000000
0.000000000
1000.000000000
1.035932544
1.054149055%
0.00
0.00
0.000000000
1.24311905%
0.000000000
N
52108HZR8/U51394GP0/52108HZS6
X-CP
1,233,063,000.00
1,233,063,000.00
0.00
0.00
1,233,063,000.00
1,277,370.09
989.208917697
0.000000000
0.000000000
987.730433634
0.824340746
Fixed
0.00
0.00
0.000000000
1.00000000%
0.000000000
N
52108HZT4/U51394GQ8/52108HZU1
X-ST
229,674,914.00
227,196,473.10
0.00
0.00
226,856,902.40
189,330.39
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP688
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP686
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP687
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(1,352.00
1,424,327,014.00
1,415,191,183.81
8,091,406.73
Total
1,413,960,309.44
1,230,874.37
0.00
6,860,532.36
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.857681%
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
LB-UBS Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
108
Grantor Trust
Statement Date:
ABN AMRO Acct: 721668.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP689
V
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,466,810.12
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,905,105.55
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
)
(1,352.00
0.00
)
(1,352.00
6,862,124.44
)
(1,592.09
0.00
0.00
0.00
)
(1,592.09
1,199,966.31
30,908.07
1,230,874.38
)
(0.01
0.00
0.00
0.00
0.00
)
(0.01
1,230,874.37
8,092,998.81
8,091,406.72
1,415,191,184.30
103
1,230,874.38
-0.01
0
0.00
0.00
0
0.00
0
1,413,960,309.93
103
0.00
0.00
30,908.07
438,295.43
30,908.07
438,295.43
41,629.11
0.00
0.00
3,010.27
44,639.37
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(41,629.11
6,860,532.35
Interest Not Advanced (
Current Period
)
0.00
438,295.43
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
355,344.50
355,344.50
355,344.50
0.00
13.63%
13.72%
30/360
2.964000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
643,260.00
643,260.00
643,260.00
0.00
13.63%
13.72%
30/360
3.624000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
410,660.83
410,660.83
410,660.83
0.00
13.63%
13.72%
30/360
4.361000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,859,804.01
2,859,804.01
2,859,804.01
0.00
13.63%
13.72%
30/360
4.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
49,955.86
49,955.86
49,955.86
0.00
12.75%
12.84%
30/360
4.810000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
50,329.75
50,329.75
50,329.75
0.00
11.88%
11.96%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
66,028.11
66,028.11
66,028.11
0.00
10.75%
10.83%
30/360
4.945000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
88,646.95
88,646.95
88,646.95
0.00
9.25%
9.32%
30/360
4.979000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
51,918.78
51,918.78
51,918.78
0.00
8.38%
8.44%
30/360
4.999000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
105,457.75
105,457.75
105,457.75
0.00
6.63%
6.67%
30/360
5.077000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
88,257.56
88,257.56
88,257.56
0.00
5.25%
5.29%
30/360
5.407938545%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
65,379.23
65,379.23
65,379.23
0.00
4.25%
4.28%
30/360
5.507938545%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
75,547.62
75,547.62
75,547.62
0.00
3.13%
3.15%
30/360
5.657938545%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
29,182.40
29,182.40
29,182.40
0.00
2.63%
2.64%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
21,884.75
21,884.75
21,884.75
0.00
2.25%
2.27%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
14,591.20
14,591.20
14,591.20
0.00
2.00%
2.01%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
29,182.40
29,182.40
29,182.40
0.00
1.50%
1.51%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
14,587.10
14,587.10
14,587.10
0.00
1.25%
1.26%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
7,297.65
7,297.65
7,297.65
0.00
1.13%
1.13%
30/360
4.917000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
T
30
65,658.40
67,114.00
64,306.40
2,807.60
0.00%
0.00%
30/360
4.917000000%
)
(1,352.00
1,455.60
0.00
0.00
0.00
0.00
0.00
0.00
X-CL
30
302,209.03
302,209.03
302,209.03
0.00
NA
NA
30/360
0.256255719%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-CP
30
1,277,370.09
1,277,370.09
1,277,370.09
0.00
NA
NA
30/360
1.243119055%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-ST
30
189,330.39
189,330.39
189,330.39
0.00
NA
NA
30/360
1.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
V
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,861,884.36
6,863,339.96
6,860,532.36
2,807.60
)
(1,352.00
1,455.60
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
1,352.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
1,352.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(1,352.00
)
(1,352.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721668.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721668.1
Series 2004-C1
17-Sep-04
103
100.00%
1,413,960,310
99.27%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
108
107
5.86%
5.82%
0
0
0
0
17-Aug-04
103
100.00%
1,415,191,184
99.36%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
109
108
5.86%
5.82%
0
0
0
0
16-Jul-04
103
100.00%
1,416,415,811
99.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
110
109
5.67%
5.63%
0
0
0
0
17-Jun-04
103
100.00%
1,417,811,448
99.54%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
111
110
5.86%
5.82%
0
0
0
0
17-May-04
103
100.00%
1,419,022,773
99.63%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
111
5.67%
5.63%
0
0
0
0
16-Apr-04
103
100.00%
1,420,405,601
99.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
113
112
5.86%
5.82%
0
0
0
0
17-Mar-04
103
100.00%
1,421,603,757
99.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
114
113
5.67%
5.63%
0
0
0
0
18-Feb-04
103
100.00%
1,423,152,035
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
115
114
5.67%
5.63%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CT
6.00000%
11-Oct-16
LUBS04CB
Office
0.00
226,856,902
1,513,419

5.24679%
8-Jan-14
LUBS04CA
Office
0.00
200,000,000
903,614

CA
4.65000%
11-May-13
LUBS04CA
Office
0.00
128,807,763
657,621

PA
5.36040%
11-Sep-08
LUBS04CA
Office
0.00
60,000,000
276,954
B

IL
4.57500%
11-Dec-08
LUBS04CA
Retail
0.00
56,359,871
291,356

NJ
6.65000%
11-Dec-13
LUBS04CA
Industrial
0.00
45,919,761
296,909

OH
6.20000%
11-Nov-13
LUBS04CA
Retail
0.00
39,642,679
244,988

6.14000%
11-Jan-14
LUBS04CA
Office
0.00
29,783,842
182,574

HI
5.36000%
11-Jan-09
LUBS04CA
Office
0.00
29,000,000
133,851

KS
5.82000%
11-Nov-13
LUBS04CA
Retail
0.00
21,984,388
130,542

CA
5.57500%
11-Dec-13
LUBS04CA
Mobile home park
0.00
20,000,000
96,014

TX
5.24250%
1-Nov-08
LUBS04CA
Retail
0.00
19,038,641
106,210

NY
5.69000%
11-Sep-15
LUBS04CA
Retail
0.00
18,524,169
108,706
B

NV
6.17000%
11-Jan-14
LUBS04CA
Office
0.00
17,374,750
106,842

MD
5.64000%
11-Jan-09
LUBS04CA
Office
0.00
16,367,360
95,140

MI
5.70000%
11-Nov-13
LUBS04CA
Mobile home park
0.00
16,480,000
80,889

CA
6.21000%
11-Apr-13
LUBS04CA
Office
0.00
16,246,840
101,164

TN
5.94000%
11-Jan-14
LUBS04CA
Other
0.00
14,733,254
95,455

MT
7.25000%
1-Jan-16
LUBS04CA
Retail
0.00
13,896,848
150,171

TX
6.32000%
11-Oct-18
LUBS04CA
Retail
0.00
13,650,020
91,964

CA
6.74000%
11-Feb-14
LUBS04CA
Retail
0.00
13,673,289
89,091

TX
6.22300%
11-Oct-15
LUBS04CA
Retail
0.00
13,641,241
84,573

TX
6.36000%
11-Oct-13
LUBS04CA
Office
0.00
12,842,751
84,064

VA
6.01000%
11-Jan-14
LUBS04CA
Retail
0.00
12,506,555
75,624

TX
5.39000%
11-Oct-10
LUBS04CA
Multifamily
0.00
12,453,097
70,674

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.36400%
11-Oct-13
LUBS04CA
Retail
0.00
11,661,663
65,996

TX
5.32000%
11-Sep-08
LUBS04CA
Multifamily
0.00
11,646,331
65,673

WA
5.45000%
11-Oct-13
LUBS04CA
Retail
0.00
11,367,625
64,935

OR
5.57000%
11-Oct-10
LUBS04CA
Retail
0.00
10,248,721
59,307

WA
6.06000%
11-Sep-13
LUBS04CA
Retail
0.00
9,001,772
54,938

CA
5.67000%
11-Nov-13
LUBS04CA
Retail
0.00
8,266,236
48,305

CA
5.26000%
11-Oct-13
LUBS04CA
Retail
0.00
8,107,501
49,487

NJ
5.97000%
11-Dec-08
LUBS04CA
Retail
0.00
8,131,515
49,005

NV
5.16000%
11-Nov-13
LUBS04CA
Retail
0.00
8,108,413
44,825

FL
6.09000%
11-Nov-13
LUBS04CA
Industrial
0.00
7,926,766
48,428

CA
5.79000%
11-Nov-13
LUBS04CA
Multifamily
0.00
7,773,262
46,010

SC
5.81000%
11-Oct-13
LUBS04CA
Multifamily
0.00
7,716,946
45,816

PA
6.26000%
11-Nov-13
LUBS04CA
Office
0.00
7,285,218
45,303

MI
6.27000%
11-Sep-13
LUBS04CA
Multifamily
0.00
7,222,554
45,042

AL
6.58000%
11-Nov-17
LUBS04CA
Industrial
0.00
7,190,584
46,207

TX
5.81000%
11-Oct-13
LUBS04CA
Multifamily
0.00
7,049,133
41,852
B

CO
6.05000%
11-Nov-13
LUBS04CA
Retail
0.00
6,712,429
40,838

VA
6.44000%
11-Sep-13
LUBS04CA
Office
0.00
6,532,612
41,456

NY
5.95000%
11-Dec-13
LUBS04CA
Retail
0.00
6,048,826
36,377

FL
5.50000%
11-Oct-10
LUBS04CA
Retail
0.00
6,000,000
28,417

TX
6.01000%
11-Nov-13
LUBS04CA
Office
0.00
5,300,152
32,110

TX
6.34000%
11-Sep-13
LUBS04CA
Retail
0.00
5,244,649
32,944

CA
6.19000%
11-Nov-13
LUBS04CA
Retail
0.00
5,194,751
32,926

VT
4.80000%
11-Sep-08
LUBS04CA
Retail
0.00
4,927,578
26,233

OH
5.76000%
11-Aug-13
LUBS04CA
Retail
0.00
4,837,280
28,626

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WI
5.86000%
11-Dec-13
LUBS04CA
Industrial
0.00
4,838,232
28,820

GA
6.05000%
11-Nov-13
LUBS04CA
Multifamily
0.00
4,755,669
28,933
B

FL
5.69000%
11-Nov-13
LUBS04CA
Industrial
0.00
4,752,054
27,829

AL
6.38000%
11-Oct-15
LUBS04CA
Retail
0.00
4,755,033
29,961

PA
5.77000%
11-Jan-29
LUBS04CA
Retail
0.00
4,507,482
28,742

FL
6.05000%
11-Sep-13
LUBS04CA
Mobile home park
0.00
4,509,204
27,486

TX
6.01000%
11-Oct-13
LUBS04CA
Office
0.00
4,206,705
25,508

TX
6.00000%
11-Oct-13
LUBS04CA
Retail
0.00
3,959,161
23,982

TX
6.12000%
11-Jan-14
LUBS04CA
Retail
0.00
3,855,890
23,587

NV
5.29000%
11-Sep-13
LUBS04CA
Industrial
0.00
3,848,893
21,633

DC
6.29000%
11-Jan-14
LUBS04CA
Office
0.00
3,674,223
22,878

SC
5.59500%
11-Dec-13
LUBS04CA
Retail
0.00
3,666,434
21,229

SC
5.99000%
11-Sep-13
LUBS04CA
Multifamily
0.00
3,460,495
20,962

TX
6.10000%
11-Sep-13
LUBS04CA
Multifamily
0.82
3,367,485
20,634

SC
5.59500%
11-Dec-13
LUBS04CA
Retail
0.00
3,329,518
19,278

SC
5.59500%
11-Dec-13
LUBS04CA
Retail
0.00
3,329,518
19,278

TX
6.14000%
11-Nov-13
LUBS04CA
Retail
0.00
3,329,581
20,448

TX
6.31000%
11-Nov-13
LUBS04CA
Retail
0.00
3,310,891
20,695

TX
6.37500%
11-Jan-14
LUBS04CA
Self storage
0.00
3,216,250
21,691

AZ
5.69000%
11-Nov-10
LUBS04CA
Retail
0.00
3,197,737
18,726

MO
6.33000%
11-Oct-13
LUBS04CA
Retail
0.00
3,178,515
21,434

CA
6.17000%
11-Dec-13
LUBS04CA
Retail
0.00
3,070,292
18,896

NJ
6.23000%
11-Nov-28
LUBS04CA
Retail
0.00
2,986,495
19,931

FL
6.25000%
11-Jan-14
LUBS04CA
Retail
0.00
2,978,910
18,472

SC
5.59500%
11-Dec-13
LUBS04CA
Retail
0.00
2,972,784
17,213

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.34000%
11-Oct-08
LUBS04CA
Multifamily
0.00
2,865,829
16,176

GA
5.92000%
11-Nov-13
LUBS04CA
Multifamily
0.00
2,822,916
16,941

NC
6.13000%
11-Nov-13
LUBS04CA
Retail
0.00
2,774,595
17,022

IL
6.31000%
11-Nov-13
LUBS04CA
Retail
0.00
2,701,251
16,885

NJ
6.25000%
11-Jan-14
LUBS04CA
Office
0.00
2,699,886
16,741

FL
6.00000%
11-Jan-14
LUBS04CA
Retail
0.00
2,679,932
16,188

TX
5.93000%
11-Oct-13
LUBS04CA
Multifamily
0.00
2,622,520
15,769
B

CA
4.81000%
11-Nov-08
LUBS04CA
Multifamily
1.00
2,568,807
13,657

CA
5.76000%
11-Oct-13
LUBS04CA
Industrial
0.00
2,542,333
15,014

NC
6.14000%
11-Dec-13
LUBS04CA
Retail
0.00
2,469,726
16,322

WA
5.67000%
11-Nov-13
LUBS04CA
Mobile home park
0.00
2,474,921
14,463

NY
6.33000%
11-Dec-13
LUBS04CA
Multifamily
0.00
2,282,300
14,281

FL
5.34000%
11-Oct-08
LUBS04CA
Multifamily
0.00
2,272,899
12,829

TX
6.16000%
11-Oct-13
LUBS04CA
Retail
0.00
2,227,838
13,722

NY
6.41000%
11-Nov-13
LUBS04CA
Multifamily
0.00
2,181,255
13,776

PA
6.23000%
11-Nov-28
LUBS04CA
Retail
0.00
2,170,561
14,486

TX
6.11000%
11-Nov-13
LUBS04CA
Office
0.00
2,120,633
13,997

AZ
6.34000%
11-Dec-13
LUBS04CA
Retail
0.00
2,026,029
13,637

FL
6.75000%
11-Sep-13
LUBS04CA
Industrial
0.00
1,985,936
13,004

CA
6.44000%
11-Oct-13
LUBS04CA
Self storage
0.00
1,971,723
13,429

PA
6.34000%
11-Jan-14
LUBS04CA
Multifamily
0.00
1,946,499
12,183

NJ
6.51000%
11-Oct-13
LUBS04CA
Retail
0.00
1,882,728
12,022

TX
6.37500%
11-Jan-14
LUBS04CA
Self storage
0.00
1,682,346
11,346

AZ
6.44000%
11-Sep-13
LUBS04CA
Retail
0.00
1,657,898
10,521

TX
5.85000%
11-Nov-13
LUBS04CA
Multifamily
0.97
1,609,320
9,587

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
SC
5.59500%
11-Dec-13
LUBS04CA
Retail
0.00
1,516,120
8,779

FL
6.47000%
11-Sep-13
LUBS04CA
Self storage
0.00
1,484,788
9,451

TX
6.03000%
11-Aug-08
LUBS04CA
Office
0.71
1,374,730
9,046

1,413,960,310
8,138,990
0
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721668.1
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current
Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Maturity Extension Summary
Statement Date:
Loans which have had their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates further extended
Cutoff Principal Balance:
Weighted Average Extension Period:
Loans paid-off that did experience Maturity Date extensions
Cutoff Principal Balance:
Weighted Average Extension Period:
0
0.00
0
0.00
Number of Loans:
0
Number of Loans:
0
0
0.00
0
Number of Loans:
Number of Loans:
0
0.00
0
Loans paid-off that did not experience Maturity Date extensions
Number of Loans:
Cutoff Principal Balance:
0
0.00

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
9ABSP686
NR
NR
NR
R-II
9ABSP687
NR
NR
NR
A-1
52108HYG3
NR
Aaa
AAA
A-2
52108HYH1
NR
Aaa
AAA
A-3
52108HYJ7
NR
Aaa
AAA
A-4
52108HYK4
NR
Aaa
AAA
B
52108HYL2
NR
Aa1
AA+
C
52108HYM0
NR
Aa2
AA
D
52108HYN8
NR
Aa3
AA-
E
52108HYP3
NR
A1
A+
F
52108HYQ1
NR
A2
A
G
52108HYR9
NR
A3
A-
H
52108HYT5
NR
Baa1
BBB+
J
52108HYV0
NR
Baa2
BBB
K
52108HYX6
NR
Baa3
BBB-
L
52108HYZ1
NR
Ba1
BB+
M
52108HZB3
NR
Ba2
BB
N
52108HZD9
NR
Ba3
BB-
P
52108HZF4
NR
NR
B+
Q
52108HZH0
NR
NR
B
S
52108HZK3
NR
NR
B-
T
52108HZM9
NR
NR
NR

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

LB-UBS Commercial Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Sep-04
17-Sep-04
17-Aug-04
18-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-C1
ABN AMRO Acct: 721668.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
X-CL
52108HZP2
NR
Aaa
AAA
X-CP
52108HZR8
NR
Aaa
AAA
X-ST
52108HZT4
NR
Aaa
AAA
R-III
9ABSP688
NR
NR
NR
V
9ABSP689
NR
NR
NR

16-Sep-2004 - 07:25 (P635-P689) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.